Cannabis Growth Fund

Investor Class Shares - (Ticker Symbol: CANNX)

Class I Shares - (Ticker Symbol: CANIX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated December 23, 2020, to the

Summary Prospectus dated June 2, 2020, as supplemented

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The following disclosure replaces the first three paragraphs under “Principal Investment Strategies” on page 3 in the Fund’s Summary Prospectus:

The Fund considers a company to be a Cannabis Company if the company derives at least 50% of its revenue from the legal cannabis industry. Cannabis Companies only supply products and/or perform activities that are legal under applicable national and local laws, including U.S. federal and state laws.

The equity securities in which the Fund principally invests are common stock, but the Fund also may invest in other types of equity securities, such as shares of exchange-traded funds (“ETFs”) that invest substantially all of their assets in equity securities and equity interests in real estate investment trusts (“REITs”). The Fund may invest a significant portion of its assets in one or more ETFs. Certain ETFs may have exposure to derivative instruments including total return swaps. The Fund may invest a majority of its net assets in foreign securities (including emerging market securities) if the Fund’s advisor, Foothill Capital Management, LLC (the “Advisor”) believes that such securities have the potential to outperform U.S. securities. It is anticipated that a large number of holdings within the Fund’s portfolio will be securities of Canadian companies. While the Fund may invest in companies of any market capitalization, including mid-, small- and micro-capitalization, the Fund will invest in companies with market capitalizations of at least $100 million at the time of purchase. The Fund intends to concentrate its investments in the cannabis industry.

The Fund’s equity investments will consist only of exchange traded equity securities of companies that are engaged exclusively in legal activities under applicable national and local laws, including U.S. federal and state laws. The Fund will not invest directly in or hold ownership in any companies that engage in cannabis-related business unless permitted by national and local laws of the relevant jurisdiction, including U.S. federal and state laws.

The following disclosure replaces the 2nd paragraph under “U.S. regulatory risks of the cannabis industry” on page 5 of the “Principal Risks of Investing” in the Fund’s Summary Prospectus:

The Fund will only invest in companies that list their securities on exchanges that require the companies' compliance with all laws, rules and regulations applicable to their business, including U.S. federal and state laws. The Fund will not invest directly in or hold ownership in companies whose business activities, although legal under state law, are not legal under U.S. federal law. However, the Fund’s investments in ETFs may provide indirect economic exposure to such companies since those ETFs may have investment strategies that include derivatives such as total return swaps which are intended to provide exposure to the price movements of such companies.

The following disclosure is added under “Principal Risks of Investing” in the Fund’s Summary Prospectus:

Derivatives risk. The Fund may invest in ETFs which may invest in derivatives. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks, such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

Swaps risk. The Fund, through its investments in ETFs, may gain exposure to total return swaps. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to the risk that the counterparty may default on the obligation, and may be difficult to value.

Please file this Supplement with your records.